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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                 March 18, 1997


       Aames Capital Corporation on behalf of Aames Mortgage Trust 1997-A
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             (Exact Name of Registrant as Specified in its Charter)




           California                    333-21219               95-4438859
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    (State of Incorporation)            (Commission           (I.R.S. Employer
                                        File Number)         Identification No.)



   3731 Wilshire Boulevard                                     90010
   Los Angeles, California                              -------------------
-----------------------------                                (Zip Code)
    (Address of Principal
      Executive Offices)


      Registrant's telephone number, including area code:  (213) 351-6100

                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)



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         The sole purpose of this Current Report on Form 8-K is to file the consent of Coopers & Lybrand L.L.P., independent accountants to MBIA Insurance Corporation. MBIA Insurance Corporation will act as the Certificate Insurer in connection with the proposed offering of the Aames Mortgage Trust 1997-A Mortgage Pass-Through Certificates, Series 1997-A.

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:

                 23.1             Consent of Coopers & Lybrand L.L.P.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     AAMES CAPITAL CORPORATION


                                     By: /s/ Mark E. Elbaum
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                                             Mark E. Elbaum
                                             Senior Vice President - Finance


Dated:  March 18, 1997